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JEFFERSON NATIONAL LIFE INSURANCE COMPANY
DALLAS, TEXAS
ATTENTION: VARIABLE ANNUITY NEW BUSINESS
P.O. BOX 36750, LOUISVILLE, KY 40233
FAX: 1-866-667-0563

                    CHECKS PAYABLE TO: JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                          VARIABLE ANNUITY APPLICATION

OWNER IS (CHECK ONE):

/ / Individual / / Trust / / CRT / / Corporation / / Other __________________

1A.  ANNUITANT

Name (FIRST, MI, LAST)

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Street Address

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City                             State               Zip

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E-Mail                           Phone

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Birth Date (MO, DAY, YR)
                                    / /  Male    / / Female
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SS#/Tax ID #

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1B.  JOINT ANNUITANT (IF APPLICABLE)

Name (FIRST, MI, LAST)

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Street Address

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City                             State               Zip

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E-Mail                                     Phone

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Birth Date (MO, DAY, YR)
                                            / /  Male    / / Female
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SS#/Tax ID #

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2A.  CONTRACT/CERTIFICATE OWNER (IF NOT ANNUITANT)

Name (FIRST, MI, LAST)

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Street Address

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City                             State               Zip

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E-Mail                                    Phone

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Birth Date (MO, DAY, YR)
                                            / /  Male     / / Female
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SS#/Tax ID #

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2B.  JOINT OWNER (IF APPLICABLE)

Name (FIRST, MI, LAST)

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Street Address

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City                             State               Zip

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E-Mail                                     Phone

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Birth Date (MO, DAY, YR)
                                             / / Male    / / Female
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SS#/Tax ID #

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3A.  PRIMARY BENEFICIARIES

Name #1 (FIRST, MI, LAST)                                        Relationship

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SS#/Tax ID #                     Birth Date (MO, DAY, YR)        Percentage

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Name #2 (FIRST, MI, LAST)                                        Relationship

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SS#/Tax ID #                     Birth Date (MO, DAY, YR)        Percentage

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/ / Check here to include additional beneficiaries on separate page.

3B.  CONTINGENT BENEFICIARIES

Name #1 (FIRST, MI, LAST)                                        Relationship

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SS#/Tax ID #                     Birth Date (MO, DAY, YR)        Percentage

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Name #2 (FIRST, MI, LAST)                                        Relationship

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SS#/Tax ID #                     Birth Date (MO, DAY, YR)        Percentage

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/ / Check here to include additional beneficiaries on separate page.

4. SELECT PRODUCT (AVAILABILITY MAY VARY BY STATE)

/ /  Advantage(1)
/ /  Advantage Plus*
/ /  Advantage Strategy*
/ /  Advantage Rewards*
/ /  Advantage Rewards 2Plus2*
/ /  Achievement
/ /  Educator
/ /  Maxiflex
/ /  Monument

                                 (1) GMDB RIDER NOT APPLICABLE WITH THIS PRODUCT
                                        * ALL RIDERS AVAILABLE WITH THIS PRODUCT
5. SELECT RIDERS

Guar. Minimum Death Benefit                     / / Option 1     / / Option 2
Guar. Minimum Income Benefit                    / /
Earnings Protection Add'l Death Ben. (EPB)                       / /
Optional EPB Death Benefit (1035 EXCHANGES ONLY; SELECT % BELOW)
                   / / 10%   / / 20%   / / 30%   / / 40%   / / 50%
Guar. Minimum Withdrawal Benefit       / / 2-Yr Wait       / / 5-Yr Wait

6.  PLAN/TYPE (NONQUALIFIED OR QUALIFIED; IF QUALIFIED, SELECT TYPE)

A. PLAN:              / / Nonqualified  / / Qualified (Check plan type below)

B. QUAL. PLAN TYPE:  / / IRA *      / / Roth IRA *  / / SEP/IRA* / / Simple IRA*
*IRA Contribution  Yr: ________
                     / / TSA/403(b) / / ORP         / / 401(k)   / / 401(a)
/ / Other ________

C. CURRENTLY EMPLOYED?              / / Y           / / N        / / Retired
Occupation _____________________________

JNL-6000                          Page 1 of 4


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7.  BILLING INFORMATION

A. Bill to:          / / Annuitant   / / Owner         / / Group (BILL EMPLOYER)

B. Frequency:        / / Annual      / / Semi-annual   / / Quarterly
                     / / Monthly     / / Semi-monthly  / / Bi-weekly
                     / / 10-Pay*     / / 20-Pay* *CHECK NON-PAYING MOS. BELOW
                     / / Jan     / / Feb     / / Mar   / / Apr / / May   / / Jun
                     / / Jul     / / Aug     / / Sep   / / Oct / / Nov   / / Dec

C. Amount:  $ _________________  (PER BILLING FREQUENCY)
   / /  EFT (ENTER BANK ABA & ACCOUNT # BELOW)
        Bank Routing/ABA #__________________
        Account # __________________________

D. Billing Address (IF DIFFERENT FROM ABOVE):

8.  PREMIUM/PURCHASE PAYMENTS

A. Initial Payment with Application:  $ ____________________

B. Periodic Payment: $ ________________
   Each:   / / Month   / / Quarter / / 6-Months    / / Year
   Start Date: ___________________

C.  Payment Method (FOR PAYMENTS SHOWN IN 7A AND 7B ABOVE)
    / /   Check      / /  EFT (ENTER BANK ABA & ACCOUNT # BELOW)
                          Bank Routing/ABA #__________________
                          Account # __________________________

D. / / 1035 Exchange*     / / Transfer*    / / Rollover*
   * Expected amount: $ _________________
   * REQUIRES FORM VA121 AUTHORIZATION TO TRANSFER FUNDS.

9.  REPLACEMENT INFORMATIION

Will this annuity replace any existing life insurance or annuity contract?
/ / Yes*    / / No

*IF YES, GIVE DETAILS BELOW AND NOTE THAT STATE REPLACEMENTS FORM(S) MAY BE REQUIRED.

Transferring Company/Address:   Plan:   Contract Number:    Year Issued

10.  TELEPHONE TRANSFERS (READ CAREFULLY)

I hereby authorize and direct Jefferson National to act on telephone instructions, when proper identification is furnished, to exchange units from any Fixed, Market Value Adjustment (MVA) or Sub-account to any other Fixed, MVA or Sub-account and/or to change the allocation of future purchase payments. I agree that Jefferson National is not liable for any loss arising from any exchange or change in allocation of future purchase payments by acting in accordance with these telephone instructions. Jefferson National will employ reasonable procedures to confirm that telephone instructions are genuine. If we do not, we may be liable for losses due to unauthorized/fraudulent transfers. (REFER TO PROSPECTUS FOR RESTRICTIONS ON MVA ACCOUNTS.)

/ / CHECK HERE TO DECLINE TELEPHONE AUTHORIZATIONS.

11. ELECTRONIC ACCESS

As Owner of the Contract, I hereby agree to access all information relating to my Contract ELECTRONICALLY, through my Jefferson National online account. I UNDERSTAND THAT SHOULD I ELECT TO HAVE THE DOCUMENTS RELATING TO MY CONTRACT (including transaction confirmations, quarterly statements, prospectuses, annual and semi-annual reports, etc.) SENT TO ME VIA U.S. MAIL, THAT I MAY BE CHARGED AN ADDITIONAL FEE FOR THE SERVICE.

I agree to visit the Jefferson National website periodically to review all documents relating to my Contract. I agree to maintain the password security of my online account and understand that I will be responsible for all orders, data, information or requestions using my password. If I suspect there is unauthorized use of my password, I agree. to notify Jefferson National immediately.

/ / CHECK HERE TO DECLINE ELECTRONIC-ONLY ACCESS.

12. FRAUD WARNING

AR, KY, OH, NM AND PA RESIDENTS: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

CO RESIDENTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, and denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a contractholder or claimant for the purpose of defrauding or attempting to defraud the contractholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

DC RESIDENTS: Warning: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

ME, TN, AND VA RESIDENTS. It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial for insurance benefits.

NJ RESIDENTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

13.  REMARKS

JNL-6000                          Page 2 of 4

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14. INVESTMENT SELECTIONS

Use whole percentages to indicate the investment allocation desired. The percentages allocated for all portfolios must equal 100%.

[AIM VARIABLE INSURANCE FUNDS
______% AIM V.I. Basic Value Series  II
______% AIM V.I. Mid Cap Core Equity Series II

VARIABLE INSURANCE FUNDS
______% Choice VIT Market Neutral Fund

CONSECO SERIES TRUST
______% Balanced Portfolio
______% Equity Portfolio
______% Fixed Income Portfolio
______% Government Securities Portfolio
______% Money Market Portfolio
______% 20 Focus Portfolio
______% HighYield Portfolio

THE ALGER AMERICAN FUND
______% AA Growth Portfolio
______% AA Leveraged AllCap Portfolio
______% AA MidCap Growth Portfolio
______% AA Small Capitalization Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS
______% VP Income & Growth Fund
______% VP International Fund
______% VP Value Fund

DREYFUS FUNDS
______% VIF Disciplined Stock Portfolio
______% VIF International Value Portfolio
______% Dreyfus Stock Index Fund*
______% The Dreyfus Socially Resp. Growth Fund*

                                                    * INITIAL SHARES

FIRST AMERICAN INSURANCE PORTFOLIO
______% Large Cap Growth Portfolio
______% Mid Cap Growth Portfolio

FEDERATED INSURANCE SERIES
______% High Income Bond Fund II
______% International Equity Fund II
______% Capital Income Fund II
______% International Small Company Fund II

SELIGMAN PORTFOLIOS, INC.*
______% Communications & Information Portfolio
______% Global Technology Portfolio

                                                    * CLASS II

INVESCO VIF FUNDS
______% Core Equity Fund
______% Financial Services Fund
______% Health Sciences Fund
______% High Yield Fund
______% Real Estate Opportunity Fund
______% Technology Fund
______% Telecommunications Fund

JANUS ASPEN SERIES*
______% Mid-Cap Growth Portfolio
______% Growth Portfolio
______% Worldwide Growth Portfolio
______% International Growth
______% Growth and Income

                                                   * INSTITUTIONAL SHARES

LAZARD RETIREMENT SERIES, INC.
______% Lazard Retirement Equity Portfolio
______% Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC.
______% America's Value Portfolio (VC)
______% Growth and Income Portfolio (VC)

NEUBERGER BERMAN ADVISERS MGMT TRUST
______% AMT Fasciano Portfolio*
______% AMT Limited Maturity Bond Portfolio
______% AMT Midcap Growth Portfolio
______% AMT Partners Portfolio
______% AMT Regency Portfolio

                                                   * S SHARES

PIMCO VARIABLE INSURANCE TRUST*
______% PVIT Total Return Portfolio*
______% PVIT Real Return Portfolio*
                                                   * ADMINISTRATIVE CLASS

PIONEER VARIABLE CONTRACTS TRUST*
______% Pioneer Fund VCT Portfolio
______% Pioneer Equity Income VCT Portfolio
______% Pioneer Europe VCT Portfolio
                                                   * CLASS II

STRONG CAPITAL MANAGEMENT
______% Opportunity Fund II
______% VIF Mid Cap Growth Fund II

VAN ECK WORLDWIDE INSURANCE
______% Worldwide Bond Fund
______% Worldwide Emerging Mkts. Fund
______% Worldwide Hard Assets Fund
______% Worldwide Real Estate Fund
______% Worldwide Absolute Return Fund
______% Worldwide Ultra Short-Term Income Fund

ROYCE CAPITAL FUND
______% Micro-Cap Portfolio
______% Small-Cap Portfolio

RYDEX VARIABLE TRUST
______% Juno Fund
______% Medius Mid Cap Fund
______% Mekros Small Cap Fund
______% Nova Fund
______% OTC Fund
______% Sector Rotation Fund
______% Ursa Fund
______% U.S. Gov't Bond Fund
______% U.S. Gov't Money Market Fund

THIRD AVENUE VARIABLE SERIES TRUST
______% Third Avenue Value Portfolio

INTEREST ADJUSTMENT (MVA) ACCOUNTS*
______% 1 Year
______% 3 Years
______% 5 Years

                                                   * NOT AVAILABLE IN ALL STATES

GENERAL ACCOUNT
______% Fixed Interest Account]

15. REBALANCING INSTRUCTIONS

    Rebalance contract       / / Annually    / / Semi-Annually   / / Quarterly

JNL-6000                          Page 3 of 4

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16. ANNUITANT AND OWNER STATEMENT

If this annuity is purchased through a financial institution, I understand that I am purchasing a variable annuity product and that: (a) past performance is NOT a guarantee of future results; (b) variable annuity products are not insured by the Federal Deposit Insurance Corporation; (c) they are not guaranteed by the bank; d) they are subject to possible loss of principal investment; and (e) early withdrawals from an annuity may be subject to surrender charges, taxation as ordinary income, and an additional non-deductible excise tax.

All statements made in this application (including all pages) are true to the best of my knowledge and belief and I agree to all terms and conditions as stated herein. I also agree that this application may become a part of my annuity contract. I FURTHER VERIFY MY UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I acknowledge receipt of a current prospectus. The variable annuity applied for is not unsuitable for my investment objective, financial situation and needs. Under penalty of perjury, I certify that the social security or taxpayer identification number is correct as it appears in this application.


Signed at ___________________ this _______ day of _____ in the year of ________
          (CITY AND STATE)


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Signature of Annuitant                    Signature of Joint Annuitant


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Signature of Owner                        Signature of Joint Owner

/ / CHECK HERE TO RECEIVE YOUR ANNUAL PROSPECTUS ELECTRONICALLY.

17. REGISTERED REPRESENTATIVE CERTIFICATION

Will the proposed contract replace any existing annuity or insurance contract? / / Yes / / No

IF YES, REPLACEMENT REQUIREMENTS MUST BE FOLLOWED.

I certify that I have asked all the questions in the application and correctly recorded the answers of the proposed Owner/Annuitant. I have presented to the Company all the pertinent facts, and I know nothing unfavorable about the proposed Owner/Annuitant that is not stated in this application.

Signed at ______________________________   Date ________________________________
          (CITY AND STATE)                      (MO, DAY, YR)


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Signature of Registered Representative    Signature of Registered Representative


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Printed Name                              Printed Name


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Jefferson National Representative's #     Jefferson National Representative's #


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Phone #                                   Phone #


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E-mail                                    E-mail


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Name of Servicing Representative for this contract


                     Trail Option (circle one): 1 2 3 4 5 6


/ / Check here to send contract directly to owner.

JNL-6000                          Page 4 of 4